UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI           48170-2461

(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code                   (734) 414-6100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 31, 2017, Perceptron, Inc. (the “Company”) entered into the Second Amendment to Standstill Agreement (the “Standstill Agreement Amendment”) with Harbert Discovery Fund LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors Inc. and Harbert Management Corporation (collectively, “Harbert”), which amended the Standstill Agreement, dated August 9, 2016, between the Company and Harbert. The Company also entered into the Second Amendment to Voting Agreement (the “Voting Agreement Amendment”) with Moab Partners, L.P. and Moab Capital Partners, LLC (collectively, the “Moab”) on May 31, 2017, which amended the Voting Agreement, dated August 9, 2016, between the Company and Moab. The Standstill Agreement Amendment and the Voting Agreement Amendment (i) provide that by December 31, 2017, David L. Watza, as President and Chief Executive Officer of the Company, will be appointed to the Board of Directors of the Company to fill a vacancy left by the resignation of either Robert S. Oswald or Terryll R. Smith, who will resign from the Board at that time to facilitate the appointment and (ii) extend the term of the Standstill Agreement and Voting Agreement until thirty days prior to the deadline for a shareholder to submit nominations at the 2018 Annual Meeting of Shareholders of the Company.

The foregoing description of the Standstill Agreement Amendment and the Voting Agreement Amendment is not complete and is qualified in its entirety by reference to the Standstill Agreement Amendment and the Voting Agreement Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference.

Item 8.01. OTHER ITEMS

The Board of Directors approved a six month $25,000 additional retainer fee to be paid to W. Richard Marz, as Board Chair, to be paid one-half on September 1, 2017 and one-half on December 1, 2017.

Item 9.01. Financial Statements and Exhibits

D.	Exhibits.

Exhibit No.	Description
Exhibit 10.1	Second Amendment to Standstill Agreement, dated May 31, 2017, between the Company, Harbert Discovery Fund LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors Inc. and Harbert Management Corporation.

Exhibit 10.2	Second Amendment to Voting Agreement, dated May 31, 2017, between the Company, Moab Partners, L.P. and Moab Capital Partners, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: June 6, 2017	/s/ David L. Watza
By: David L. Watza
Its: President, Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to Standstill Agreement, dated May 31, 2017, between the Company, Harbert Discovery Fund LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors Inc. and Harbert Management Corporation.

10.2	Second Amendment to Voting Agreement, dated May 31, 2017, between the Company, Moab Partners, L.P. and Moab Capital Partners, LLC.

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